Project Pelican Cleansing materials January 2018 Exhibit 99.2

Disclaimer

Asset Overview 4 I Additional Information 16 II

Asset Overview 4

EXCO has a strong collection of assets, with significant near-term drilling opportunities as well as the potential to develop contingent acreage for which financial resources were unable to be allocated given the strained market environment. Gas-levered portfolio with significant, high quality drilling inventory 250+ gross locations with IRRs of >25% at spot prices as of 9/29/17 92% HBP as of December 31, 2016 3-rig program expected in 4Q 2017 Large position in the most active development region in East Texas (“ETX”) / North Louisiana (“NLA”) South Texas Tier 1 oil wells have highest PV/I with IRRs of 65% at $3.00/MMBtu and $50/bbl Enhanced drilling and completion techniques have successfully increased EXCO’s (and competitors’) well productivity Longer laterals delivering nearly 150% more volume in ~275 days online in NLA Larger completions and higher fracture intensity delivering 45% more volume in ~600 days online in ETX Competitors have recently been successful in pursuing recompletion programs in existing horizontal wells by installing a liner system and refracture stimulating (QEP, CHK) EXCO drilled 2nd fastest well in Haynesville to-date at 22 days Upside in both NLA and Appalachia Unlock Bossier shale value in NLA with enhanced completion designs Utica potential in Central PA is emerging and EXCO is positioned to begin appraisal testing Source: Company filings and presentations. Asset Overview 124 152 171 0 186 200 141 180 0 251 251 113 241 69 69 0 136 157 90 101 110 227 234 238 191 251 255 240 255 189 254 254 226 252 218 218 183 247 255 220 223 226 202 214 221 130 245 255 225 255 123 253 253 198 250 180 180 113 237 255 217 217 217 176 193 204 65 241 255 210 255 57 253 253 168 247 142 142 43 228 255 152 163 171 86 116 135 0 138 149 104 134 0 249 249 23 216 16 16 0 102 117 67 75 82 57 77 89 0 92 100 69 89 0 175 175 5 145 11 11 0 69 79 45 51 55 0 0 0 51 51 51 85 85 85 128 128 128 150 150 150 192 192 192 221 221 221 1 2 3 5

Operating Area Overview Net Production (mmcfe/d) East Texas and North Louisiana Net Acres/%HBP(1) 96,300/87% Q2 ‘17 Operating Rigs 4 Q2 ‘17 Net Production (Mmcfe/d) 177 12/31/16 Proved Reserves (Bcfe) 1,110 Drilling Inventory 529 gross locations South Texas Net Acres/%HBP(1) 49,300/95% Q2 ‘17 Operating Rigs 0 Q2 ‘17 Net Production (Boe/d) 3,700 12/31/16 Proved Reserves (Bcfe) 155 Drilling Inventory 87 gross locations Appalachia Net Acres/%HBP(1) 184,100/93% Q2 ‘17 Operating Rigs 0 Q2 ‘17 Net Production (Mmcfe/d) 29 12/31/16 Proved Reserves (Bcfe) 29 Drilling Inventory 192 gross locations Total Net Acres/%HBP(1) 329,700/92% Q2 ‘17 Operating Rigs 4 Q2 ‘17 Net Production (Mmcfe/d) 229 12/31/16 Proved Reserves (Bcfe) 1,503 Drilling Inventory 808 gross locations Source: Company presentations. As of 12/31/16. Asset Overview (Cont’d) MAP OF PRIMARY ASSETS TX LA East Texas / North Louisiana South Texas WV PA Appalachia Zavala Frio Dimmit Harrison Caddo Gregg Rusk Panola DeSoto Shelby Nacogdoches San Augustine Sabine 6

Gross Locations 49 45 17 57 24 38 32 65 63 89 48 43 167 71 Source: Company presentations. As of 9/29/17. Drilling Inventory BREAKEVEN PRICE REQUIRED FOR 25% IRR EXCO has economic drilling inventory that can support the Company’s capital plan for at least the next 5 years without pricing or well performance improvements with a four rig drilling program. Spot: Gas $2.96; Oil $51.50(1) 262 Locations 546 Locations 808 Total Locations 7 Old forecast, not necessarily representative of Company’s current business plan and financial forecast

Net Production (Mmcfe / d) As of 12/31/16. North Louisiana Attribute Key Features Total Acreage(1) 50,800 net acres (38,000 shale) 100% HBP Active Wells 424 operated wells flowing to sales Production Q2 2017: 131 Mmcfe/d Targeted Formations Haynesville Bossier Q2 ‘17 Results Produced 131 Mmcfe/d, a decrease of 3 Mmcfe/d, or 2%, from Q1 2017 3 rig drilling program for the remainder of 2017 Turned-to-sales 3 gross (2.7 net) operated Haynesville shale wells and 1 gross (0.8 net) cross-unit Bossier shale well in 2017 2017 HSVL wells completed with 3500 lbs/ft are outperforming HSVL offset wells, which were completed with 2700 lbs/ft. Current EUR expectation is greater than 2.2 Bcf/1000’ 2017 BSSR well completed with 3500 lbs/ft is outperforming older BSSR well completed with 2350 lbs/ft based on 5 months of production history NORTH LOUISIANA OVERVIEW Harrison Panola Caddo DeSoto Red River Bossier Bienville TX LA EXCO Acreage TX LA 8

East Texas

Attribute	Key Features
Total Acreage[1]	• 45,500 net acres • 74% HBP[2]
Active Wells	• 104 operated wells flowing to sales
Production	• Q2 2017: 46 Mmcfe/d
Targeted Formations	• Haynesville • Bossier
Q2 '17 Results	• Produced 46 Mmcfe/d, a decrease of 7 Mmcfe/d, or 13%, from Q1 2017 • Highest EUR/1000' in EXCO's Haynesville Highlander booked at 2.6 Bcf/1000' • EXCO participated in the Walker J 1H, which turned to sales in January and is performing like EXCO-operated wells drilled in Highlander. These wells all had greater than 2500 lbs/ft proppant concentrations and are much better than the legacy wells in the area • Participating in 2 stacked wells in the Highlander area testing BSSR and HSVL. Wells to turn to sales in October / November 2017

EAST TEXAS OVERVIEW



TX
LA
Nacogdoches
Shelby
San Augustine
Sabine
Sabine
Angelina
Polk
Jasper
EXCO Acreage

NET PRODUCTION (MMCFE / D)



0
10
20
30
40
50
60
70
80
43 37 30 25 22 22 25 47 45 40 52 64 63 76 69 60 53 46
Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17

DRAFT

(1) As of 12/31/16.
(2) Reflects ~10k acres that requires continuous development obligation of two wells per year.

9

Net production (Boe / D) As of 12/31/16. South Texas Attribute Key Features Total Acreage(1) 49,300 net acres 93% HBP (100% Core) Active Wells 235 operated wells Production Q2 2017: 3.7 MBoe/d Targeted Formations Eagle Ford Buda Austin Chalk Q2 ‘17 Results Produced 3.7 Mboe/d, a decrease of 0.3 Mboe/d, or 8%, from Q1 2017 Significant held-by-production acreage provides development flexibility Offset operator fracing numerous wells in the Boll/Calvert area causing shut-ins and increased water production Larger completion designs have greatly improved well recoveries and performance; last wells drilled are best in EXCO portfolio SOUTH TEXAS OVERVIEW Frio Dimmit La Salle Zavala EXCO Acreage TX LA 10

Appalachia overview As of 12/31/16. Appalachia Attribute Key Features Total Acreage(1) •184,100 net acres (127,000 shale) 90% HBP (shale) Active Wells 126 operated wells Production •Q2 2017: 29 Mmcfe/d Targeted Formations Marcellus Upper Devonian Utica Q2 ‘17 Results Produced 29 Mmcfe/d, a decrease of 1 Mmcfe/d, or 3% from Q1 2017 Decrease in production primarily due to sale of conventional assets in Pennsylvania on July 1, 2016, and conventional assets in West Virginia on October 3, 2016 In conjunction with the conventional asset sales, field employee count in the region has been reduced by 85% since Q4 2015 Net production (mmcfe / d) WV PA EXCO Acreage Ohio Pennsylvania West Virginia 11

The Company has had recent success across its basin positions in increasing estimated ultimate recoveries, primarily with enhanced completion methods. Source: Company presentations as of November 2017. Recent Performance Improvement 12 Old forecast, not necessarily representative of Company’s current business plan and financial forecast

Note: As of November 2017. Utica Testing in the Utica could result in proving of current contingent, under-exploited reserves EXCO holds 40,000 net acres prospective for Utica dry gas with up to 860 gross locations (670 Op/190 OBO); Contingent Net Reserves of ~4 TCF based on 3.0 Bcf/1000’ type curve Results from nearby wells are encouraging Consol’s Gaut well IP’d at 60+ Mmcf/d and cumulative production of 8.4 Bcf through 18 months of production as of Q1 2017 Range Resources – Claysville S.C. 9H: 59 Mmcf/d D&C costs are declining with Consol expecting the recently drilled Aiken appraisal wells to be $15mm; targeting development costs of $12.5mm for 7000’ laterals EXCO has drilled and completed 500+ wells in the Haynesville at similar pressures and depths as the Utica The potential exists to create significant value in the Utica if the Company is able to fund its drilling operations and potentially prove contingent reserves. 13

Note: As of November 2017. Bossier Staggered Bossier wells could yield more locations EXCO has approximately 30,000 net acres in the Bossier formation in DeSoto Parish with 167 gross operated locations / 132 OBO locations 3P+ net reserves of 900 Bcf Currently EXCO has 5 producing wells in NLA in the Mid-Bossier; 4 EXCO operated, 1 Operated by Other (OBO) 2017 vintage Bossier well (Norris 1-12) with largest completion design to date combined with a longer lateral IP’d 13 MMCFD and has CUM’d 1.2 Bcf in under five months; EXCO’s best Bossier well to date The current appraisal program is designed to achieve further breakthroughs in performance by refining landing zone and completion design The thickness of the Middle Bossier interval could provide a compelling staggered lateral development approach and yield additional gross locations Improved drilling and completion techniques in Bossier could increase EURs and drilling locations. 14

Note: As of November 2017. Other Drilling Opportunities Modern Harrison / Panola Haynesville completion design EXCO’s last well in this area was in 2010 but there has been offset operator success Rock quality indicates that larger completion designs could have a positive uplift on economics Haynesville recompletion with cemented liners Recent indications (QEP and CHK) have been positive from cemented liner recompletions South Texas landing zones Upper landing zones could help non-core areas achieve higher EURs and potentially allow for staggering core area wells Upper Devonian Offset operators are having success in the Upper Devonian in Appalachia Rogersville shale This area has received positive press based on public information and EXCO acreage has geologic potential The Company has several other value enhancing opportunities if investment capital is available. 15

Additional Information 16

Management Team Name Years with EXCO Past Experience Harold L. Hickey Chief Executive Officer & President 16 years Appointed Chief Executive Officer in March 2015 and President since February 2013 Previously served as Chief Operating Officer from October 2005 until March 2015 and Vice President from October 2005 until February 2013 Served as President of subsidiary North Coast Energy from January 2004 until October 2005 Production and Asset Manager of EXCO from 2001 to 2004 Worked at Mobil Oil Corporation from 1979 to 2000 Harold H. Jameson Vice President & Chief Operating Officer 10 years Appointed Chief Operating Officer in April 2015 Previously served as Vice President of Development and Production Served in a Vice President role since March 2011 General Manager of East Texas / North Louisiana area from August 2008 until March 2011 after serving as General Manager of Vernon Field project Prior to joining the Company in April 2007, employed at Anadarko Petroleum from 1991 to 2007 Tyler S. Farquharson Vice President, Chief Financial Officer & Treasurer 12 years Appointed Vice President, Chief Financial Officer and Treasurer in February 2017 Previously served as acting Chief Financial Officer and Treasurer since October 2016 and Vice President of Strategic Planning since August 2016 Served in various roles including Strategic Analysis and Financial Planning Director since joining the Company in 2005 Heather L. Lamparter Vice President, General Counsel & Secretary 7 years Appointed Vice President, General Counsel and Secretary in February 2017 Previously served as Assistant General Counsel, acting General Counsel and Secretary beginning in December 2016 Served in various roles including Assistant General Counsel and Vice President of Legal of Appalachia JV Before joining the Company in 2010, represented E&P companies at K&L Gates The management team of EXCO Resources, Inc. ("EXCO" or "the Company") has years of experience in the industry with a proven track record of maximizing value. The team has a deep knowledge of EXCO's assets, having developed over 700 horizontal shale wells over the last 9 years. 17

Organization Chart

The Company's legal structure is presented below. Based upon legal diligence, limited unencumbered asset value exists outside of the guarantor group.



EXCO Resources, Inc.
Borrower & Issuer
EXCO Partners GP, LLC
EXCO Services
EXCO Midcontinent MLP, LLC
EXCO Holdings MLP Inc.
EXCO Holdings Inc. (PA)
Raider Marketing GP
GP
LP
EXCO GP Partners Old, LP
LP
GP
Raider Marketing, LP
EXCO Partners OLP GP, LLC
EXCO Resources (XA), LLC
EXCO Production Company (PA), LLC
EXCO Production Company (WV), LLC
50%
50%
EXCO Resources (PA), LLC(2)
EXCO Appalachia Midstream, LLC(2)
GP
LP
EXCO Operating Company, LP
EXCO Land Company, LLC
50%
50%
50%
50%
50%
PCMWL
Moran Land Company
Bonchase Land Company
Moran Minerals
EBG Resources
Memo:(1)
Guarantor of RBL, 1.5L, 1.75L, 2L and unsecured notes
Guarantor of RBL, 1.5L, 1.75L, 2L, and 8.5% notes
Guarantor of RBL, 1.5L and 1.75L
Guarantor of RBL and 1.75L
Unrestricted subsidiary
Borrower/Issuer

Note: Based upon conversations with Counsel, it appears that substantially all assets have been pledged and liens perfected.

(1) Under the sixth amendment to the 2022 Notes, EXCO Equipment Leasing, LLC is listed as a guarantor, but the entity was dissolved in 2015.

(2) BG Production Company, LLC (DE) is the 50% owner of Bonchasse Land Company, L.L.C. (LA), EBG Resources, LLC (DE), Moran Land Company, L.L.C. (LA), Moran Minerals, L.L.C. (LA), PCMWL, L.L.C. (LA), EXCO Resources (PA), LLC (DE), and EXCO Appalachia Midstream, LLC (DE).

DRAFT

18

Debt Maturity Schedule Source: CapIQ, Markit, Bloomberg, Company filings. Note: Data as of 10/17/17. RBL and cash balance shown pro forma for revolver draws post 9/7/17. RBL amount outstanding does not include LCs outstanding. Including LCs, the total balance is $150mm. Cash interest rates are 8% and 12.5% for 1.5 Lien and 1.75 Lien, respectively. Company also has the option to pay the PIK rate in shares at the trailing 20-day VWAP. Based on 2017E EBITDA of $80mm. As of 9/29/17. Existing Capital Structure Based upon 2017 projected EBITDA, the Company is levered 15x through its secured debt and 18x on a consolidated basis. 19

Well Details Note: As of November 2017. Economics shown on an 8/8ths basis; IRR assumes $3.00/MMBtu. North Louisiana Well Level Details Type curves 20 Old forecast, not necessarily representative of Company’s current business plan and financial forecast

Well Details Note: As of November 2017. Economics shown on an 8/8ths basis; IRR assumes $3.00/MMBtu. East Texas Well Level Details Type curves 21 Old forecast, not necessarily representative of Company’s current business plan and financial forecast

Well Details Note: As of November 2017. Economics shown on an 8/8ths basis; IRR assumes $3.00/MMBtu and $50.00/bbl. South Texas (Eagle Ford) Well Level Details Type curves 22 Old forecast, not necessarily representative of Company’s current business plan and financial forecast

Well Details Note: As of November 2017. Economics shown on an 8/8ths basis; IRR assumes $3.00/MMBtu. Appalachia Well Level Details Type curves 23 Old forecast, not necessarily representative of Company’s current business plan and financial forecast